MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (INVESTOR SERIES)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH VARIABLE ANNUITY SEPARATE ACCOUNT A

Supplement dated August 25, 2020

to the

Prospectus dated May 1, 2014

MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (INVESTOR SERIES)

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

Supplement dated August 25, 2020

to the

Prospectus dated May 1, 2014

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Effective August 28, 2020 (the “Subadvisor Change”), the following subadvisor changes will occur:

SUBACCOUNT	EXISTING ADVISOR/SUBADVISOR	NEW ADVISOR/SUBADVISOR
Transamerica Asset Allocation – Conservative (Class A Shares)	J.P. Morgan Investment Management, Inc.	Goldman Sachs Asset Management, L.P.
Transamerica Asset Allocation – Moderate (Class A Shares)	J.P. Morgan Investment Management, Inc.	Goldman Sachs Asset Management, L.P.
Transamerica Asset Allocation – Moderate Growth (Class A Shares)	J.P. Morgan Investment Management, Inc.	Goldman Sachs Asset Management, L.P.

The Subadvisor Change will not result in any change in the investment objective, policies, or fees of the applicable Subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice AnnuitySM Investor Series dated May 1, 2014

Merrill Lynch Investor Choice AnnuitySM Investor Series New York dated May 1, 2014